DREYFUS GLOBAL GROWTH, L.P. (A Strategic Fund)
LETTER TO SHAREHOLDERS
Dear Investor:
    As of December 31, 1995, Dreyfus Global Growth, L.P. reorganized from a Delaware limited partnership to a Massachusetts business trust. As of January 1, Dreyfus Global Growth, L.P. was renamed Dreyfus Global Growth Fund.
    During the past 12 months, the U.S. has been the best-performing major global market. This has been driven by a number of factors including strong corporate profit growth, falling interest rates, and the expectation of responsible fiscal management in Washington. Although the U.S. economy has slowed during the second half of the year, the market believes that the Federal Reserve Board has achieved a soft landing. This has created a positive environment for global assets. For the majority of the year, the Fund has been overweight in the U.S. market with large holdings in the financial and healthcare sectors.
    For the 12 months ended December 31, 1995, the total return for Dreyfus Global Growth was +12.06%.* For the same period, the Morgan Stanley Capital International World Index had a total return of +20.72%** and the Lipper Global Flexible Portfolio Fund Index had a total return of 17.35%.***
TAKING A THEME APPROACH
    The Fund takes a theme approach to investing, identifying several themes and applying them globally. Two of our major themes this year have been falling U.S. interest rates and the clarification of U.S. healthcare policy. We have also invested heavily in companies that are restructuring in order to remain competitive in a global marketplace. A fourth theme is economic growth in Asia. Each theme was profitable for the portfolio during the period. FALLING WORLDWIDE INTEREST RATES
    Our primary theme this year has been falling worldwide interest rates. As economic growth slowed in the major markets, governments globally responded by easing monetary policy. World growth was further restrained by the still unresolved financial and real estate crisis in Japan. This was the perfect environment for financial stocks to outperform. The Fund was heavily overweighted in U.S. banks and had investments in Japanese and Asian banks. In Hong Kong, where interest rates are directly linked to U.S. rates, the property stocks recovered on anticipation of a recovery in the real estate market; we had significant holdings in the property companies. This theme represented about 35% of the Fund's total portfolio for the duration of the period and has added more than 3.4% of performance.
CLARIFICATION OF U.S. HEALTHCARE POLICY
    At the end of 1994, the healthcare sector had been battered down on the expectation of onerous healthcare legislation. Our decision to take a major position in this sector was based on three assumptions: that there would be no healthcare bill, that the industrywide consolidation would continue, and that there were a number of companies with promising drugs in development. Given this investment outlook, the sector represented good value. A number of European drug companies also stood to benefit in this environment because of their significant exports to the U.S. Our investments in both European and U.S. drug companies represented between 15% and 20% of the Fund's portfolio during the period. These positions added over 5.5% of performance over the year.
RESTRUCTURING IN THE GLOBAL MARKETPLACE
    The entrance, in recent years, of the developing countries into the mainstream global economy significantly altered the world's competitive environment. The emergence of South East Asia, China, the former Soviet Union and India is putting increasing pressures on established companies, which primarily manufacture in developed countries, to reduce their costs. This has forced a number of companies to restructure. We have approached the restructuring theme from two angles: by investing in companies that either divest themselves of noncore business and/or manufacture productivity-enhancing technology.
    Grace (W.R.) and duPont (EI) de Nemours are two good examples of the former. Each of these companies had pursued diversification strategies that penalized profitability. By divesting of its noncore businesses, each company has realized value for the shareholder and positioned the company for better performance in the future. These divestiture investments have been profitable for the portfolio for the year, adding about 1.4% of performance.
    Cisco Systems, one of the mostly globally competitive networking software companies, is an example of the latter. Computers and networks provide companies with powerful tools that greatly increase efficiency at a relatively low cost. While the use of computers is well established in the U.S. market, it is just beginning in Europe and Asia. Unfortunately, concerns over slowing PC demand and the transition between 486 and Pentium machines drove technology stocks significantly lower in the fourth quarter and reduced the Fund's full year performance by 1%. The Fund used this weakness as an opportunity to build positions in the sector. Technology currently represents about 18% of the Fund.
RISING WEALTH IN ASIA
    We have participated in the rising wealth and development in Asia by investing in infrastructure and consumer companies. In Malaysia, we have had significant investments in construction companies involved in major infrastructure projects. Unfortunately, because of negative macroeconomic developments, the Malaysian market has been weak this year and our investments have been no exception. On the positive side, we have made money in Indonesia by investing in such consumer stocks as, for example, Matahari, a rapidly expanding retail chain catering to lower income customers. Indonesia has contributed .4% to the Fund's portfolio over the year, while Malaysia has cost 9% to the portfolio. Overall, Asia added 1.4% to the Fund's performance.
JAPAN
    As we discussed in our semi-annual letter, we had been anticipating an economic recovery in Japan this year. From the January earthquake to the more recent Daiwa bank scandal, much has happened to derail this recovery. The stock market has responded to this environment with increased volatility and no clear trend. While we do hold some positions, we have remained underweighted in the market for most of the year. However, our Japanese positions cost the portfolio over 2.8% during the period and explain some of the portfolio underperformance.
    You will notice that the cash position of the Fund has been further reduced from prior periods. This reflects the compelling values available in global growth stocks.
    Effective January 29, 1996, management of the portfolio of Dreyfus Global Growth Fund was transferred to Ronald Chapman, who joined Dreyfus in January as Head of International Equities.
    Ron has been actively involved in international research and portfolio management at the Northern Trust Company for the past ten years. He was instrumental in building that organization's highly competitive products and performance record in international equities. Earlier in his career, he served as an energy analyst in the investment research departments of Northern Trust and Continental Illinois Bank. He has established a reputation for a disciplined approach to asset allocation and portfolio construction.

    I look forward to working closely with Ron as we strengthen and expand Dreyfus' resources and products in international equity investments.
                                  Sincerely,

                              [Kelly McDermott signature logo]

                                  Kelly McDermott
                                  Portfolio Manager
January 31, 1996
New York, N.Y.

*      Total return includes reinvestment of dividends and any capital gains paid.
**       SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Unlike the Fund which may invest in various types of securities and engage in
different investment techniques, the Morgan Stanley Capital International
World Index is an arithmetical average weighted by   market value of the
performance of some 1,400 securities listed on the stock
exchanges of the U.S.A., Europe, Canada, Australia, New Zealand and the Far East. The index is unmanaged and includes net dividends reinvested.
***   SOURCE: LIPPER ANALYTICAL SERVICES, INC. - The Lipper Global Flexible
Portfolio Fund Index measures performance of funds which allocate their investment across various asset classes, including both domestic and foreign stocks, bonds and money market instruments, with a focus on total return. At least 25% of the portfolios are invested in securities traded outside the United States.


DREYFUS GLOBAL GROWTH, L.P. (A Strategic Fund)           DECEMBER 31, 1995
[Exhibit A]
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS GLOBAL GROWTH, L.P. AND THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX
Dollars
$28,438
Dreyfus
Global Growth, L.P.
$19,708
Morgan Stanley
Capital International
World Index*
*Source: Lipper Analytical Services, Inc.
[Exhibit A]

AVERAGE ANNUAL TOTAL RETURNS
                              ONE YEAR ENDED                FIVE YEARS ENDED              FROM INCEPTION (4/10/87)
                              DECEMBER 31, 1995             DECEMBER 31, 1995             TO DECEMBER 31, 1995
                              _________________             _________________             _______________________
                                  12.06%                        7.63%                            12.72%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Global Growth, L.P. on 4/10/87 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International World Index on that date. For comparative purposes, the value of the Index on 3/31/87 is used as the beginning value on 4/10/87. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Morgan Stanley Capital International World Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index of global stock market performance, including the United States, Canada, Europe, Australia, New Zealand and the Far East and includes net dividends reinvested. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS GLOBAL GROWTH, L.P. (A Strategic Fund)
STATEMENT OF INVESTMENTS                                                                               DECEMBER 31, 1995

COMMON STOCKS-96.3%                                                                                SHARES             VALUE
                                                                                                   _______            _______
                      FINLAND-.7%   Valmet, Ser. A                                                    30,000       $  743,546
                                                                                                                    __________
                  FRANCE-1.6%       BIC                                                               16,000       1,623,802
                                                                                                                    __________
                HONG KONG-15.0%     Amoy Properties                                               1,700,000          1,692,855
                                     HSBC Holdings PLC......................                         75,000          1,134,821
                                     Hang Seng Bank.........................                         160,000         1,432,913
                                     Hong Kong & China Gas..................                         900,000         1,449,079
                                     Hutchison Whampoa......................                         450,000         2,741,028
                                     Hysan Development......................                         460,000         1,216,553
                                     New World Infrastructure...........        (a,b)                100,000         191,400
                                     Sun Hung Kai Properties................                         175,000         1,431,458
                                     Swire Pacific, Cl. A...................                         280,000         2,172,648
                                     Wharf Holdings.........................                         660,000         2,197,866
                                                                                                                    __________
                                                                                                                    15,660,621
                                                                                                                    __________
                 INDONESIA-5.6%    Astra International                                               640,000         1,330,416
                                     Gudang Garam...........................                         115,000         1,202,845
                                     Hanjaya Mandala Sampoerna..............                         150,000         1,562,363
                                     Matahari Putra Prima...................                         1,000,000       1,761,488
                                                                                                                    __________
                                                                                                                     5,857,112
                                                                                                                    __________
                    ITALY-.4%      Gucci Group, N.V.                                                  12,000           466,500
                                                                                                                    __________
                    JAPAN-8.4%     Mitsubishi Heavy Industries                                       160,000         1,272,270
                                     Mitsubishi Materials...................                         285,000         1,473,188
                                     NKK..................................        (a)                485,000         1,302,705
                                     Nippon Telegraph & Telephone...........                         260             2,097,585
                                     Sumitomo Metal Mining..................                         145,000         1,300,097
                                     Takashimaya............................                         90,000          1,434,783
                                                                                                                    __________
                                                                                                                     8,880,628
                                                                                                                    __________
               NETHERLANDS-2.0%    BE Semiconductor Industries, N.V.                   (a)            45,000           585,000
                                     Vendex International, N.V. ............                         25,000          741,604
                                     Vendex International, N.V. ..........        (b)                25,000          741,604
                                                                                                                    __________
                                                                                                                   2,068,208
                                                                                                                    __________
                  SINGAPORE-10.5%   Cycle & Carriage                                                  50,000          498,585
                                     DBS Land...............................                         725,000         2,450,849
                                     Fraser & Neave.........................                         85,000          1,082,037
                                     Jardine Matheson Holdings..............                         250,000         1,712,500
                                     Malayan Credit.........................                         325,000         643,564
                                     Overseas Union Bank....................                         363,000         2,503,006
                                     Wing Tai Holdings......................                       1,000,000         2,043,847
                                                                                                                    __________
                                                                                                                   10,934,388
                                                                                                                    __________
                  SWEDEN-8.0%       Astra AB, Ser. A                                                105,000          4,185,469
                                     Svedala Industrial.....................                         85,000          2,186,372

DREYFUS GLOBAL GROWTH, L.P. (A Strategic Fund)
STATEMENT OF INVESTMENTS (CONTINUED)                   DECEMBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                            SHARES           VALUE
                                                                                                     _______          _____
               SWEDEN (CONTINUED)   WM-Data AB, Ser. B                                               43,350        $ 1,956,228
                                                                                                                    __________
                                                                                                                     8,328,069
                                                                                                                    __________
              SWITZERLAND-5.4%      BBC Brown Boveri A.G                                             1,400           1,625,650
                                     Roche Holdings A.G.....................                           260           2,055,893
                                     Sandoz A.G.............................                         2,200           2,013,172
                                                                                                                    __________
                                                                                                                     5,694,715
                                                                                                                    __________
        UNITED KINGDOM-2.1%        SmithKline Beecham PLC, A.D.R.                                    40,000          2,220,000
                                                                                                                    __________
          UNITED STATES-36.6%      AlliedSignal                                                      55,800          2,650,500
                                     American Home Products.................                         35,000          3,395,000
                                     Applied Materials....................        (a)                62,000          2,441,250
                                     Boeing.................................                         35,000          2,743,125
                                     CapMac Holdings........................                         37,000            929,625
                                     cisco Systems........................        (a)                43,000          3,208,875
                                     Cree Research........................        (a)                98,500          1,452,875
                                     Culligan Water Technologies............                         40,000            970,000
                                     First Union............................                         32,000          1,780,000
                                     Metromedia International Group.......        (a)                100,000         1,400,000
                                     Micron Technology......................                         55,000          2,179,375
                                     Pfizer.................................                         34,000          2,142,000
                                     Seagate Technology...................        (a)                70,000          3,325,000
                                     Texas Instruments......................                         55,000          2,846,250
                                     Union Carbide..........................                         50,000          1,875,000
                                     Viacom, Cl. B........................        (a)                30,000          1,421,250
                                     Warner-Lambert.........................                         18,000          1,748,250
                                     Witco                                                           60,000          1,755,000
                                                                                                                    __________
                                                                                                                    38,263,375
                                                                                                                    __________
                                     TOTAL COMMON STOCKS
                                       (cost $92,654,685)...................                                      $100,740,964
                                                                                                                  =============
                                                                                                   PRINCIPAL
SHORT-TERM INVESTMENTS-3.7%                                                                          AMOUNT
                                                                                                 ___________
              U.S. TREASURY BILLS:.  5.28%, 1/11/96                                              $  2,353,000      $  2,349,306
                                     5.33%, 1/25/96.........................                          82,000            81,736
                                     4.89%, 3/14/96.........................                         309,000           305,832
                                     4.84%, 3/28/96.........................                       1,092,000          1,078,656
                                                                                                                    __________
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $3,816,419)....................                                       $ 3,815,530
                                                                                                                  =============
TOTAL INVESTMENTS (cost $96,471,104)    ...............................        100.0%                              $104,556,494
                                                                              =======                             =============
        CASH AND RECEIVABLES (NET)..............................               0.0%                                 $    4,198
                                                                              =======                             =============
NET ASSETS....................................................                100.0%                              $104,560,692
                                                                              =======                             =============



DREYFUS GLOBAL GROWTH, L.P. (A Strategic Fund)

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Non-income producing.
    (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1995, these securities amounted to $933,004 or .9% of net assets.


STATEMENT OF FINANCIAL FUTURES                                                         DECEMBER 31, 1995

MARKET VALUE                                                                  UNREALIZED
                                                              NUMBER OF      COVERED                             APPRECIATION
FINANCIAL FUTURES PURCHASED                                   CONTRACTS      BY CONTRACTS      EXPIRATION        AT 12/31/95
_______________                                               _________      _____________     _____________    ____________
Nikkei 225...................................                   57           $5,589,386        March `96          $282,246
                                                                                                                 ===========




















See notes to financial statements.

DREYFUS GLOBAL GROWTH, L.P. (A Strategic Fund)
STATEMENT OF ASSETS AND LIABILITIES                                                                         DECEMBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $96,471,104)-see statement......................................                                    $104,556,494
    Cash....................................................................                                         549,306
    Receivable for investment securities sold...............................                                       1,402,553
    Receivable for futures variation margin-Note 4(a).......................                                         282,246
    Net unrealized appreciation on forward currency
      exchange contracts-Note 4(a)..........................................                                         113,379
    Dividends and interest receivable.......................................                                         86,202
    Prepaid expenses........................................................                                          7,485
                                                                                                                 ___________
                                                                                                                 106,997,665
LIABILITIES:
    Due to The Dreyfus Corporation and subsidiaries.........................                     $ 88,568
    Due to Distributor......................................................                        1,828
    Bank loans payable-Note 2...............................................                    2,210,000
    Interest payable........................................................                        5,655
    Accrued expenses........................................................                      130,922          2,436,973
                                                                                               ___________        __________
NET ASSETS  ................................................................                                     $104,560,692
                                                                                                                 ============
REPRESENTED BY:
    Paid-in capital.........................................................                                     $  65,580,346
    Accumulated undistributed investment income-net.........................                                         7,058,630
    Accumulated undistributed net realized gain on investments and
      foreign currency transactions.........................................                                       23,440,802
    Accumulated net unrealized appreciation on investments
      and foreign currency transactions (including $282,246 net unrealized
      appreciation on financial futures)....................................                                        8,480,914
                                                                                                                 ____________
NET ASSETS at value applicable to 2,828,559 outstanding shares of
    Partnership Interest, equivalent to $36.97 per share
    (unlimited number of Limited Partners)..................................                                      $104,560,692
                                                                                                                  ============




See notes to financial statements.

DREYFUS GLOBAL GROWTH, L.P. (A Strategic Fund)
STATEMENT OF OPERATIONS                                                                          YEAR ENDED DECEMBER 31, 1995
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $131,880 foreign taxes withheld at source).....                    $ 1,914,571
      Interest..............................................................                        852,792
                                                                                                ____________
          TOTAL INCOME......................................................                                       $  2,767,363
    EXPENSES:
      Management fee-Note 3(a)..............................................                        889,197
      Investor servicing costs-Note 3(b)....................................                        505,498
      Professional fees.....................................................                        125,441
      Custodian fees........................................................                        109,332
      Managing General Partners' fees and expenses-Note 3(c)................                        37,198
      Registration fees.....................................................                        32,240
      Prospectus and investors' reports-Note 3(b)...........................                        25,505
      Dividends on securities sold short....................................                         7,500
      Interest expense-Note 2...............................................                         5,655
      Miscellaneous.........................................................                         5,930
                                                                                               ___________
          TOTAL EXPENSES....................................................                                         1,743,496
                                                                                                                   ____________
          INVESTMENT INCOME-NET.............................................                                         1,023,867
                                                                                                                   ____________
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain (loss) on investments-Note 4(a):
      Long transactions (including options transactions and
          foreign currency transactions)....................................                 $ 6,985,405
      Short sale transactions...............................................                    (141,276)
    Net realized gain on forward currency exchange contracts-Note 4(a);
      Short transactions....................................................                      41,395
    Net realized gain (loss) on financial futures-Note 4(a):
      Long transactions.....................................................                     191,838
      Short transactions....................................................                  (1,786,615)
                                                                                             ___________
          NET REALIZED GAIN.................................................                                          5,290,747
    Net unrealized appreciation on investments, securities sold short and foreign currency transactions (including $304,865 net unrealized
      appreciation on financial futures)....................................                                          7,171,308
                                                                                                                   ____________
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                         12,462,055
                                                                                                                   ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $13,485,922
                                                                                                                   =============











See notes to financial statements.

DREYFUS GLOBAL GROWTH, L.P. (A Strategic Fund)
STATEMENT OF CHANGES IN NET ASSETS
                                                                                              YEAR ENDED DECEMBER 31,
                                                                                        __________________________________
                                                                                             1994               1995
                                                                                         ____________        ___________
OPERATIONS:
    Investment income-net...................................................              $  863,127        $ 1,023,867
    Net realized gain on investments........................................               8,286,334          5,290,747
    Net unrealized appreciation (depreciation) on investments for the year..             (21,018,855)         7,171,308
                                                                                        _______________     _____________
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......            (11,869,394)         13,485,922
                                                                                        _______________     _____________
PARTNERSHIP INTEREST TRANSACTIONS:
    Net proceeds from shares sold...........................................              24,675,601          2,940,303
    Cost of shares redeemed.................................................             (38,121,994)       (45,932,630)
                                                                                        _______________     _____________
      (DECREASE) IN NET ASSETS FROM PARTNERSHIP INTEREST TRANSACTIONS.......             (13,446,393)       (42,992,327)
                                                                                        _______________     _____________
          TOTAL (DECREASE) IN NET ASSETS....................................            (25,315,787)        (29,506,405)
NET ASSETS:
    Beginning of year.......................................................            159,382,884         134,067,097
                                                                                        _______________     _____________
    End of year (including undistributed investment income-net:
      $6,034,763 in 1994 and $7,058,630 in 1995)............................           $134,067,097        $104,560,692
                                                                                      ==============      ==============
                                                                                           SHARES             SHARES
                                                                                        _______________     _____________
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................               701,283             84,174
    Shares redeemed.........................................................            (1,107,058)        (1,319,377)
                                                                                        _______________     _____________
      NET (DECREASE) IN SHARES OUTSTANDING..................................              (405,775)        (1,235,203)
                                                                                      ==============      ==============

FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Partnership Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                    YEAR ENDED DECEMBER 31,
                                                               _______________________________________________________
PER SHARE DATA:                                                  1991        1992        1993        1994        1995
                                                                _______     ______      ______      ______      ______
    Net asset value, beginning of year...........               $25.58      $30.06      $29.24      $35.66     $32.99
                                                                _______     ______      ______      ______      ______
    INVESTMENT OPERATIONS:
    Investment income-net........................               .67(1)     .50(1)        .14(2)      .33(2)        1.01
    Net realized and unrealized gain (loss)
      on investments.............................              3.81(1)     (1.32)(1)     6.28(2)     (3.00)(2)     2.97
                                                                _______     ______      ______       ______      ______
      TOTAL FROM INVESTMENT OPERATIONS...........               4.48        (.82)         6.42        (2.67)        3.98
                                                                _______     ______      ______        ______      ______
    Net asset value, end of year.................             $30.06       $29.24         $35.66      $32.99      $36.97
                                                             ========      ======         ======       =======    ========
TOTAL INVESTMENT RETURN (3)......................              17.51%      (2.73%)       21.96%        (7.49%)     12.06%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets         1.50%(4)     1.50%(4)      1.37%         1.40%         1.46%
    Ratio of interest expense and dividends on securities
      sold short to average net assets...........                .12%        .11%         .13%           .-         .01%
    Ratio of net investment income to average net assets        2.39%       1.67%           .96%        .57%        .86%
    Portfolio Turnover Rate......................              419.67%      439.07%     186.97%       147.28%      225.45%
    Net Assets, end of year (000's Omitted)......              $54,469    $111,364      $159,383     $134,067      $104,561

    (1)  Based on an average of shares outstanding at each month end.
    (2)  Per share data has been restated for comparative purposes.
    (3)  Exclusive of sales load.
    (4)  Net of expenses reimbursed.

See notes to financial statements.

DREYFUS GLOBAL GROWTH, L.P. (A Strategic Fund)
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. As of December 31, 1995, Dreyfus Partnership Management Inc., a wholly-owned subsidiary of the Manager, held 36,514 shares. The Manager is a direct subsidiary of Mellon Bank, N.A.
    Effective on January 1, 1996, the Fund was reorganized as a Massachusetts business trust under the name Dreyfus Global Growth Fund.
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Managing General Partners. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discounts on investments, is recognized on the accrual basis.
    (D) DISTRIBUTIONS TO INVESTORS: Distributions from investment income-net and distributions from net realized capital gains may be allocated and paid annually after the end of the year in which earned.
    (E) INCOME TAXES: As a partnership, the Fund itself will not be subject to Federal, State and City income taxes. Instead, each investor will be allocated, and subject to tax on, his distributive share of the Fund's income. Therefore, no income tax provision is required.

DREYFUS GLOBAL GROWTH, L.P. (A Strategic Fund)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2-BANK LINE OF CREDIT:
    In accordance with an agreement with a bank, the Fund may borrow up to $10 million under a short- term unsecured line of credit. Interest on borrowings is charged at rates which are related to the Federal Funds rates in effect from time to time. Outstanding borrowings on December 31, 1995 under the line of credit, amounted to $2,210,000, at an annualized rate of 6.53%.
    The average daily amount of short-term debt outstanding during the year ended December 31, 1995 was approximately $85,000, with a related weighted annualized interest rate of 6.67%. The maximum amount borrowed at any time during the year ended December 31, 1995 was $2,210,000.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short) and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess expenses to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full year that such expenses (excluding distribution expenses and certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the year ended December 31, 1995.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $6,960 for the period from December 1, 1995 through December 31, 1995.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $5,046 during the year ended December 31, 1995 from commissions earned on sales of Fund shares.
    (B) Effective August 1, 1995, the Fund adopted a Shareholder Services Plan, pursuant to which it pays the Distributor for the provision of certain services to Fund shareholders a fee at the annual rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period August 1, 1995 through December 31, 1995, the Fund was charged $116,110 pursuant to the Shareholder Services Plan.
    Prior to August 1, 1995, the Service Plan (the "Plan") pursuant to rule 12b-1 under the Act, provided for the Fund to (a) reimburse the Distributor for payments to certain Service Agents (a securities dealer, DREYFUS GLOBAL GROWTH, L.P. (A Strategic Fund)
NOTES TO FINANCIAL STATEMENTS (CONTINUED) financial institution or other industry professional) for distributing the Fund's shares and servicing investor accounts ("Servicing") and (b) pay the Manager, Dreyfus Service Corporation, or any affiliate (collectively "Dreyfus") for advertising and marketing relating to the Fund and Servicing, at an aggregate annual rate of .25 of 1% of the value of the Fund's average daily net assets. Each of the Distributor and Dreyfus may have paid Service Agents a fee in respect of the Fund's shares owned by investors with whom the Service Agent had a Servicing relationship or for whom the Service Agent was the dealer or holder of record. Each of the Distributor and Dreyfus determined the amounts to be paid to Service Agents to which it made payments and the basis on which such payments were made. The Plan also separately provided for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full year. During the period January 1, 1995 through July 31, 1995, the Fund was charged $186,146 pursuant to the Plan. Effective August 1, 1995 the Plan was terminated.
    (C) Each Managing General Partner who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, option transactions and forward currency exchange contracts, during the year ended December 31, 1995:

                                                                                          PURCHASES                  SALES
                                                                                         _____________           _____________
    Long transactions................................................                    $234,493,662            $232,031,688
    Short sale transactions..........................................                     5,998,390                4,368,814
                                                                                         _____________           _____________
      TOTAL..........................................................                  $240,492,052             $236,400,502
                                                                                       ==============           ==============

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. At December 31, 1995, there were no Securities Sold Short outstanding.
    In addition, the following summarizes open forward currency exchange contracts at December 31, 1995:

                                                             FOREIGN                                            UNREALIZED
                                                             CURRENCY                       U.S DOLLAR         APPRECIATION
FORWARD CURRENCY SALE CONTRACTS                              AMOUNT         PROCEEDS       VALUE 12/31/95     (DEPRECIATION)
_______________________________                              _______        ________      _______________    _______________
    Japanese Yen, expiring 3/18/96...........              783,121,846    $7,811,689        $7,645,434           $166,255
    Swedish Krona, expiring 3/18/96..........               45,454,500     6,795,613         6,802,529             (6,916)
    Swiss Francs, expiring 3/18/96...........                5,481,913     4,741,319         4,787,279            (45,960)
                                                                                                                 __________
      TOTAL..................................                                                                     $113,379
                                                                                                                 ==========


DREYFUS GLOBAL GROWTH, L.P. (A Strategic Fund)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund enters into forward currency exchange contracts in order to hedge its exposure in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the statement of assets and liabilities.
    The Fund is engaged in trading financial futures contracts. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 1995 and their related unrealized market appreciation are set forth in the Statement of Financial Futures.
    (B) At December 31, 1995, accumulated net unrealized appreciation on investments and foreign currency exchange contracts was $8,481,015, consisting of $12,562,261 gross unrealized appreciation and $4,081,246 gross unrealized depreciation.
    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS GLOBAL GROWTH, L.P. (A Strategic Fund)
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
INVESTORS AND MANAGING GENERAL PARTNERS
DREYFUS GLOBAL GROWTH, L.P. (A STRATEGIC FUND)
    We have audited the accompanying statement of assets and liabilities of Dreyfus Global Growth, L.P. (A Strategic Fund), including the statements of investments and financial futures as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Growth, L.P. (A Strategic Fund) at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                              [Ernst and Young LLP signature logo]
New York, New York
February 12, 1996


[Dreyfus lion "d" logo]
DREYFUS GLOBAL GROWTH, L.P.
(A STRATEGIC FUND)
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                           033AR9512
[Dreyfus logo]
Global
Growth, L.P.
(A Strategic Fund)
Annual Report
December 31, 1995